EXHIBIT 32.01

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Bank of Marin Bancorp (the Registrant) for the year ended December 31, 2008, as filed with the Securities and Exchange Commission, the undersigned hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	such Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 10, 2009	/s/ Russell A. Colombo
Russell A. Colombo
Chief Executive Officer

Dated: March 10, 2009	/s/ Christina J. Cook
Christina J. Cook
Chief Financial Officer

This certification accompanies each report pursuant to section 906 of the Sarbanes Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes Oxley Act of 2002, be deemed filed by the Registrant for purposes of section 18 of the Securities and Exchange Act of 1934, as amended.